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                                                                    EXHIBIT 10.4

[LOGO OF COTAG INTERNATIONAL LIMITED APPEARS HERE]
                                                     COTAG INTERNATIONAL LIMITED
                                                  Mercers Row, Cambridge CB5 8EX
                                   Tel: +44(0)1223 321535 Fax: +44(0)1223 366799
                                               Reg No. 1710122 VAT:GB 388 851296

                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

     Reference is made to that certain Employment Agreement, entered into on January 25, 1995 (the "Employment Agreement"), between Cotag International Limited, a company organized under the laws of England (the "Company"), and Stuart M. Evans ("Employee").

     Employee and Company desire to amend the Employment Agreement, as follows:

1. Paragraph 4 of the Employment Agreement is hereby amended by substituting "(Pounds)115,000" for "(Pounds)95,000" wherever it appears in such Paragraph.

2. Paragraph 3 of the Employment Agreement is hereby amended in its entirety to read as follows:

     "3.  Position and Duties.  The Company shall engage Employee, and Employee
          -------------------
          shall serve, as Chairman and Chief Executive of the Company with such duties as may be assigned to Employee from time-to-time by the President and Chief Executive Officer of Amtech Corporation, the Company's parent corporation organized under the laws of the State of Texas (hereinafter referred to as the "Amtech CEO"). Employee shall also serve in such officer capacities with such Affiliates of the Company as may be designated, in each case, from time-to-time by the Amtech CEO. Employee shall devote substantially all of his working time and efforts to the business and affairs of the Company and the Employee's responsibilities vis-a-vis such Affiliates of the Company
                                      ---------
          as have been designated by the Amtech CEO. The location of Employee's principal place of employment shall be Mercers Row, Cambridge CB5 8EX.

3. The second paragraph of Paragraph 4 is hereby amended in its entirely to read as follows:

     "During the Primary Term, the Employee will receive on each of February 1, 1996, and February 1, 1997, a minimum percentage increase in Base Salary equal to the percentage increase in the United Kingdom retail price index for the twelve months ended on February 1, 1996, and February 1, 1997, as applicable. However, no such increase in Base Salary shall be given to the Employee until the cumulative amounts that the Employee would be entitled to receive under the provisions of the preceding sentence exceed (Pounds)20,000."

4. Other than as set forth herein the Employment Agreement remains in full force and effect as written.

     The parties have executed this First Amendment to be effective as of August 1, 1995.

                                    COTAG INTERNATIONAL LIMITED


                                    By:   /s/ G. RUSSELL MORTENSON
                                          _____________________________________
                                          G. Russell Mortenson

                                    Date:      October 5, 1995
                                          _____________________________________


                                    EMPLOYEE:

                                    /s/ STUART M. EVANS
                                    ___________________________________________
                                    Stuart M. Evans

                                    Date:      October 5, 1995
                                          _____________________________________